Fees Summary	Oct. 21, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 6,999,999.30
Previously Paid Amount	0.00
Total Fee Amount	609.00
Total Offset Amount	0.00
Net Fee	$ 609.00